SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 6, 2021 (July 6, 2021)

MICT, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35850	27-0016420
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

28 West Grand Avenue, Suite 3, Montvale, New Jersey	07645
(Address of principal executive offices)	(Zip Code)

(201) 225-0190

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	MICT	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 4.01 Changes in Registrant’s Certifying Accountant.

(a)	Dismissal of independent registered accounting firm

On July 6, 2021, MICT, Inc.’s (the “Company”) audit committee terminated the Company’s engagement with Ziv Haft, a BDO Member Firm (“Ziv Haft”) as the Company’s independent registered public accounting firm, effective immediately. The Company’s business focus has shifted to China and Hong Kong and the Company decided to engage Friedman LLP, who has a strong practice representing Chinese based operating companies listed on Nasdaq. Additionally, Friedman LLP is able to fully comply with the newly passed Holding Foreign Companies Accountabilities Act (“HFCAA”)..

The reports of Ziv Haft on the Company’s financial statement as of and for the years ended December 31, 2020 and 2019 did not contain an adverse opinion or disclaimer of opinion nor were any such reports qualified or modified as to uncertainty, audit scope or accounting principle.

During the years ending December 31, 2020 and 2019 and through the date of this Current Report, there have been no (i) disagreements with Ziv Haft on any matter or accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Ziv Haft, would have caused Ziv Haft to make reference thereto in its report on the Company’s consolidated financial statements for such years. or (ii) “reportable events” as defined in Item 304(a)(1)(v) of Regulation S-K.

The Company has provided Ziv Haft with a copy of the above disclosure and requested that Ziv Haft furnish the Company with a letter addressed to the Securities and Exchange Commission (“SEC”) stating whether or not it agrees with the above statement. A copy of Zif Haft’s letter, dated July 12, 2021, is filed as exhibit 16.1 to this Current Report of Form 8-K.

(b)	New independent registered public accounting firm

On July 6, 2021, the Company engaged Friedman LLP (“Friedman”), as the Company’s new independent registered public accounting firm.

During the recent fiscal years ending December 31, 2020 and December 31, 2019, and through the date of this Report, the Company has not consulted Friedman regarding (i) application of accounting principles to any specified transaction, either completed or proposed, (ii) the type of audit opinion that might be rendered on the Company’s financial statements, or (iii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv)) or a reportable event (as defined in Item 304(a)(1)(v)).

Item 9.01 Financial Statements and Exhibits

d)	Exhibits.

The exhibit listed in the following Exhibit Index is filed as part of this Current Report on Form 8-K.

Exhibit No.	Description

16.1	Letter of Zif Haft BDO Member Firm to the Securities and Exchange Commission dated July 12, 2021

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MICT, INC.

Dated: July 12, 2021	By:	/s/ Darren Mercer
		Name:	Darren Mercer
		Title:	Chief Executive Officer

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